Filed pursuant to Rule 497(e)

File Nos. 033-75292 and 811-03240

The Variable Annuity Life Insurance Company Separate Account A

Portfolio Director, Portfolio Director 2, Portfolio Director Plus

Fixed and Variable Deferred Annuity

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2005

The Variable Annuity Life Insurance Company ("VALIC") filed an application with the SEC requesting permission to replace certain of the Variable Account Options offered in Portfolio Director. If the SEC gives permission, VALIC will move the assets from the Variable Account Options being replaced to the new Variable Account Options. This process is called a "Fund Substitution." Pending the SEC approval, we have scheduled the Fund Substitution to occur over the three day President's Day Holiday weekend in February 2006 because the New York Stock Exchange is closed during that time.

VALIC believes that the proposed Fund Substitution is in the best interest of contract holders and participants. In each case, the new Variable Account Option will have substantially the same investment objective, practices and restrictions as the Variable Account Option being replaced; however, the expenses will be less than the Variable Account Option being replaced.

Please note that:

  No action is required on your part at this time.
  The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.
  You will not bear any expenses relating to the substitutions.
  On the effective date of the substitution, the value of your investment in the Variable Account Options will be the same as before the substitution.
  After the Fund Substitution, the Replaced Funds will not be an available Variable Account Option in Portfolio Director.
  The substitution will have no tax consequences for you.

Until the Fund Substitution date, you may transfer amounts in your Contract among the current Fixed and Variable Account Options, as usual, subject to applicable limitations in place to deter potentially harmful excessive trading. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Contract.

Replaced Fund	Replacement Fund
Evergreen Fundamental Large Cap Fund	Large Cap Core Fund
Evergreen Equity Income Fund	Broad Cap Value Fund
American Century Ultra Fund	VALIC Ultra Fund
AIM Large Cap Growth	Large Capital Growth Fund
Janus Fund
Putnam New Opportunities Fund
MSIF Mid Cap Growth Fund	Mid Cap Strategic Growth Fund
Putnam OTC Fund
SIT Mid Cap Growth Fund
Evergreen Special Values Fund	Small Cap Special Values Fund
SIT Small Cap Growth Fund	Small Cap Strategic Growth Fund
Evergreen Special Equity Fund
Credit Suisse Small Cap Growth Fund	Small Cap Aggressive Growth Fund
Janus Adviser Worldwide Fund	Global Equity Fund
Putnam Global Equity Fund
Templeton Global Asset Allocation Fund	Global Strategy Fund
Templeton Foreign Fund	Foreign Value Fund
Dreyfus Basic U.S. Mortgage Securities Fund	Capital Conservation Fund

You will receive a confirmation of the transaction when the Fund Substitution is complete. In the meantime, if you have any questions please contact our Client Care Center at 1-800-448-2542.

Variable Account Options

The Science & Technology Fund has added RCM Capital Management LLC ("RCM") as a Sub-Adviser.

VL 10855-B